UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2022
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 2, 2022, the Company filed a Current Report on Form 8-K (the “Original Filing”) to announce its financial results for the three months ended March 31, 2022 and provide a supplemental presentation to be used in conjunction with its earnings call with investors on May 2, 2022. This Current Report on Form 8-K/A is being filed to correct a typographical error within the supplemental presentation contained in the Original Filing as Exhibit 99.2 under Item 9.01(d) Financial Statements and Exhibits. The supplemental presentation included in the Original Filing included incorrect prior period revenue and earnings outlook for the Company's Canada Direct Lending and Canada POS Lending segments. There are no changes to the current period revenue and earnings outlook. The corrected presentation is contained on page 8 of Exhibit 99.1 to this filing. No other changes to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Supplemental Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of May, 2022.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer